UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 2, 2010
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

1-14035
(Commission File Number)

NEVADA (State or Other Jurisdiction of Incorporation)	91-1826900 (I.R.S. Employer Identification No.)

10201 Main Street, Houston, Texas (Address of Principal Executive Offices)	77025 (Zip Code)

(800) 579-2302
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-12(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On March 2, 2010, Stage Stores, Inc. (the "Company") issued a News Release announcing that it will release its fourth quarter 2009 financial results at 6:00 a.m. Eastern Time on Tuesday, March 9, 2010.  The release of the Company’s fourth quarter financial results will be followed by a conference call, which will be held at 8:30 a.m. Eastern Time on the same day.  A copy of the News Release is attached to this Form 8-K as Exhibit 99.

Item 9.01                      Financial Statements and Exhibits

(d)                     Exhibits

99
News Release issued by Stage Stores, Inc. on March 2, 2010, announcing that it will release its fourth quarter 2009 financial results at 6:00 a.m. Eastern Time on Tuesday, March 9, 2010 and that it will hold a conference call at 8:30 a.m. Eastern Time on the same day.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

March 4, 2010	/s/ Edward J. Record
(Date)	Edward J. Record
Chief Financial Officer and
Chief Operating Officer